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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  JULY 1, 2002

                             LIBERTE INVESTORS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-6802                         75-1328153
 (State of incorporation)     (Commission File No.)     (IRS Employer Identification No.)

                         200 CRESCENT COURT, SUITE 1365
                               DALLAS, TEXAS 75201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 871-5935


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ITEM 5. OTHER EVENTS

         Enclosed herewith as Exhibit 99.1 is a copy of the Registrant's press release dated July 9, 2002, announcing that the Board of Directors of the Registrant has approved the election of Donald J. Edwards as President and Chief Executive Officer of the Registrant effective as of July 1, 2002. The press release contained in Exhibit 99.1 is incorporated herein by reference. A copy of the employment agreement between the Registrant and Donald J. Edwards and certain other related agreements also approved by the Board of Directors of the Registrant are attached hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         4.1 Registration Rights Agreement dated as of July 1, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         10.1 Employment Agreement dated as of July 1, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         10.2     Liberte Investors Inc. 2002 Long Term Incentive Plan.

         10.3 Nonqualified Stock Option Agreement dated as of July 9, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         10.4 Indemnification Agreement dated as of July 1, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         99.1     Press Release dated July 9, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LIBERTE INVESTORS INC.



Date: July 11, 2002                       By: /s/ ELLEN V. BILLINGS
                                             -----------------------------------
                                          Name:  Ellen V. Billings
                                          Title: Vice President, Secretary and
                                                 Treasurer



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                                  EXHIBIT INDEX



    EXHIBIT
    NUMBER                              DESCRIPTION
    ------                              -----------
         4.1      Registration Rights Agreement dated as of July 1, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         10.1 Employment Agreement dated as of July 1, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         10.2     Liberte Investors Inc. 2002 Long Term Incentive Plan.

         10.3 Nonqualified Stock Option Agreement dated as of July 9, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         10.4 Indemnification Agreement dated as of July 1, 2002, by and between Liberte Investors Inc. and Donald J. Edwards.

         99.1     Press Release dated July 9, 2002.
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